Long-Term Loans Payable	12 Months Ended
Dec. 31, 2025
Long-Term Loans Payable [Abstract]
LONG-TERM LOANS PAYABLE

Note 13 - LONG-TERM LOANS PAYABLE

From June through September 2020, Cordyceps Sunshine Cayman entered into loan agreements to borrow a total of $414,000 from six individuals to finance its operations. These loans were non-interest bearing and non-secured, with a maturity date of December 31, 2026. In 2023, the Company and the six individuals entered into supplemental agreements, pursuant to which the interest rate was amended to 4.125% per annum for the period from January 1, 2023 through the maturity date.

The outstanding balance of these loans, classified as the current portion, amounted to $465,232 and $448,155 as of December 31, 2025 and 2024, respectively.